                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event Reported):
                                  June 19, 2007
                            -------------------------
                                  333-132320-06
                   (Commission File Number of issuing entity)

                    Honda Auto Receivables 2007-2 Owner Trust
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               (Exact name of registrant specified in its charter)

                                   333-132320
                      (Commission File Number of depositor)

                        American Honda Receivables Corp.
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              (Exact name of depositor as specified in its charter)

                       American Honda Finance Corporation
               (Exact name of sponsor as specified in its charter)
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                   Delaware                           33-0526079
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(State or Other Jurisdiction             (I.R.S. Employer Identification No.)
    of Incorporation)

                        American Honda Receivables Corp.
                              20800 Madrona Avenue
                               Torrance, CA 90503
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                    (Address of Principal Executive Offices)
                                   (Zip Code)

        Registrant's telephone number, including area code (310) 781-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events

      Description of the Securities and the Auto Loans

      American Honda receivables Corp. registered issuances of up to
$15,000,000,000 principal amount of Asset Backed Notes and Asset Backed
Certificates on a delayed or continuous basis pursuant to Rule 415 under the
Securities Act of 1933, as amended (the "Act"), by the Registration Statements on Form S-3 (Registration File No. 333-132320) (the "Registration Statement").
Pursuant to the Registration Statement, Honda Auto Receivables 2007-2 Owner
Trust (the "Issuer") issued $1,164,460,000 Class A-1 5.32590% Asset Backed Notes
(the "Class A-1 Notes"), Class A-2 5.41% Asset Backed Notes (the "Class A-2
Notes"), Class A-3 5.46% Asset Backed Notes (the "Class A-3 Notes") and Class
A-4 5.57% Asset Backed Notes (the "Class A-4 Notes") (collectively, the
"Notes"), on June 19, 2007. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes.

      The Notes were issued pursuant to an Indenture (the "Indenture") attached hereto as Exhibit 4.1, dated as of June 1, 2007, between the Issuer and Union
Bank of California, N.A., as indenture trustee (the "Indenture Trustee"). The
Notes represent non-recourse obligations of the Issuer, which obligations are secured by the pledge by the Issuer to the Indenture Trustee of auto loans and certain related property.

      The Notes evidence indebtedness of the Issuer, the assets of which consist primarily of fixed rate motor vehicle retail installment sales contracts secured by automobiles financed thereby.

      As of the applicable cut-off date, which was June 1, 2007, the receivables possessed the characteristics described in the Prospectus dated June 7, 2007 and the Prospectus Supplement dated June 12, 2007, filed pursuant to Rule 424(b)(5)
of the Act on June 12, 2007.

Item 9.01.  Financial Statements and Exhibits

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Not applicable.

      (d)   Exhibits:

1.1   Underwriting Agreement, dated June 12, 2007, among American Honda
      Receivables Corp., American Honda Finance Corporation and Credit Suisse
      Securities (USA) LLC.

4.1   Indenture, dated as of June 1, 2007, between Honda Auto Receivables 2007-2
      Owner Trust and Union Bank of California, N.A., as indenture trustee.

4.2   Amended and Restated Trust Agreement, dated June 19, 2007, among American
      Honda Receivables Corp., The Bank of New York, as owner trustee, and The
      Bank of New York (Delaware), as Delaware Trustee.

99.1  Sale and Servicing Agreement, dated as of June 1, 2007, among Honda Auto
      Receivables 2007-2 Owner Trust, American Honda Receivables Corp. and
      American Honda Finance Corporation.

99.2  Receivables Purchase Agreement, dated as of June 1, 2007, between American
      Honda Finance Corporation and American Honda Receivables Corp.

99.3  Administration Agreement, dated as of June 1, 2007, among Honda Auto
      Receivables 2007-2 Owner Trust, American Honda Finance Corporation,
      American Honda Receivables Corp. and Union Bank of California, N.A., as
      indenture trustee.

99.4  Control Agreement, dated as of June 1, 2007, among American Honda
      Receivables Corp., Honda Auto Receivables 2007-2 Owner Trust, American
      Honda Finance Corporation, Union Bank of California, N.A., as indenture trustee and assignee-secured party, and Union Bank of California, N.A., as securities intermediary.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the depositor has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          American Honda Receivables Corp.

                                          Depositor

                                          By: /s/ H. Tanaka
                                             ------------------
                                          Name: H. Tanaka

                                          Title: President

June 1, 2007

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EXHIBIT INDEX

1.1   Underwriting Agreement, dated June 12, 2007, among American Honda
      Receivables Corp., American Honda Finance Corporation and Credit Suisse
      Securities (USA) LLC.

4.1   Indenture, dated as of June 1, 2007, between Honda Auto Receivables 2007-2
      Owner Trust and Union Bank of California, N.A., as indenture trustee.

4.2   Amended and Restated Trust Agreement, dated June 19, 2007, among American
      Honda Receivables Corp., The Bank of New York, as owner trustee, and The
      Bank of New York (Delaware), as Delaware Trustee.

99.1  Sale and Servicing Agreement, dated as of June 1, 2007, among Honda Auto
      Receivables 2007-2 Owner Trust, American Honda Receivables Corp. and
      American Honda Finance Corporation.

99.2  Receivables Purchase Agreement, dated as of June 1, 2007, between American
      Honda Finance Corporation and American Honda Receivables Corp.

99.3  Administration Agreement, dated as of June 1, 2007, among Honda Auto
      Receivables 2007-2 Owner Trust, American Honda Finance Corporation,
      American Honda Receivables Corp. and Union Bank of California, N.A., as
      indenture trustee.

99.4  Control Agreement, dated as of June 1, 2007, among American Honda
      Receivables Corp., Honda Auto Receivables 2007-2 Owner Trust, American
      Honda Finance Corporation, Union Bank of California, N.A., as indenture trustee and assignee-secured party, and Union Bank of California, N.A., as securities intermediary.